Barclays Americas Select Franchise Conference 2017 May 2017 Bruce Van Saun Chief Executive Officer Exhibit 99.1

Forward-looking statements and use of key performance metrics and Non-GAAP financial measures

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
U.S.
Basel
III
capital
rules)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2016,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
24,
2017.
Key
Performance
Metrics
and
Non-GAAP
Financial
Measures
and
Reconciliations
Key
Performance
Metrics:
Our
management
team
uses
key
performance
metrics
(KPMs)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
We
have
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs,
which
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
periodic
reports
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(ROTCE);
Return
on
average
total
tangible
assets
(ROTA);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(U.S.
Basel
III
Standardized
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
or
“Underlying”
results.
We
believe
that
these
“Adjusted”
or
“Underlying”
results
provide
the
best
representation
of
our
financial
progress
towards
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
KPMs
that
contain
“Adjusted”
or
“Underlying”
results
are
considered
non-GAAP
financial
measures.
Non-GAAP
Financial
Measures:
This
document
contains
non-GAAP
financial
measures.
The
tables
in
the
appendix
present
reconciliations
of
our
non-GAAP
measures.
These
reconciliations
exclude
“Adjusted”
or
“Underlying”
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
“Adjusted”
or
“Underlying”
results,
which
are
non-GAAP
measures,
exclude
certain
items
as
applicable,
that
may
occur
in
a
reporting
period
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
non-GAAP
measures
presented
in
the
following
tables
include
reconciliations
to
the
most
directly
comparable
GAAP
measures
and
are:
“noninterest
income”,
“total
revenue”,
“
noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“effective
income
tax
rate”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“amortization
of
software
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”
and
“return
on
average
total
assets”.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
our
“Adjusted”
or
“Underlying”
results
in
any
period
reflect
our
operational
performance
in
that
period
and,
accordingly,
it
is
useful
to
consider
our
GAAP
results
and
our
“Adjusted”
or
“Underlying”
results
together.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Dimension
(1)
Rank
(2)
Assets: $150.3 billion
#12
Loans: $108.1 billion
(4)
#11
Deposits: $112.1 billion
#12
Branches: ~1,200
#11
ATM network: ~3,200
#7
Mortgage: $15.4 billion
#13
nationally
(5)
Education: $7.2 billion
Top 4 rank
nationally
(6)
Deposits: $112.1 billion
Top 5 rank:
9/10 markets
(3)
HELOC: $14.0 billion
Top 5 rank:
9/9 markets
(7)
Middle market lead/joint
lead bookrunner
#5
(8)
Leading
deposit
market
share
of
12.0%
in
top
10
MSAs
(3)
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,500 colleagues
Retail presence in 11 states
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
(3)
Solid franchise with leading positions in attractive markets
Source: SNL Financial. Data as of 12/31/2016, unless otherwise noted.
1)
CFG data as of March 31, 2017.
2)
Ranking based on 12/31/2016 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3)
Source: FDIC, June 2016. Excludes “non-retail banks” as defined by SNL Financial. The scope of “non-retail banks” is subject to the discretion of SNL Financial, but typically includes:
industrial
bank
and
non-depository
trust
charters,
institutions
with
more
than
20%
brokered
deposits
(of
total
deposits),
institutions
with
more
than
20%
credit
card
loans
(of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
4)
Excludes held for sale.
5)
According to IMF bank-only origination rank; volume as of 4Q16.
6)
CFG estimate, based on published company reports, where available; private student loan origination data as of 12/31/2016.
7)
According to Equifax; origination volume as of 4Q16.
8)
Thomson Reuters LPC, Loan syndications 4Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
Buffalo, NY: #5
Albany, NY: #3
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #5
Philadelphia, PA: #5
Detroit, MI: #8
Providence, RI: #1

Robust product offerings and balanced business mix
Corporate Banking
Commercial Real Estate
Franchise Finance
Asset Finance
PE/Sponsor Finance
Healthcare/Technology/
Oil & Gas/Not-for-Profit
verticals
Capital Markets
Global Markets
Treasury Solutions
Commercial Deposit Services
Retail Deposit Services
Mobile/Online Banking
Credit/Debit Card
Wealth Management
Home Equity loans/lines
Mortgage
Auto
Education Finance
Business Banking
Unsecured & Installment
Lending
Consumer
Commercial
Deep client
relationships
+
Extensive
product set
Targeting
50/50
Mix
Period-end loans and leases
(1)
Drive cross sell and wallet
share and deepen and
enhance client relationships
through behavioral-based
thought leadership
1)
Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking). Excludes non-core loans held in Other.
Non-core assets are primarily loans inconsistent with our strategic goals, generally as a result of geographic location, industry, product type or risk level.
$106 billion 1Q17
$74 billion 2009
4
64%
36%
Commercial
Consumer
54%
46%
Commercial
Consumer

Well capitalized with a common equity tier 1 capital ratio of 11.2%
Strong
asset-quality
performance
with
net
charge-offs
of
33
bps
(1)
in
1Q17
Robust
deposit
franchise
with
$91.0
billion
of
average
core
deposits
(2)
;
55%
retail
Strong liquidity and fully compliant liquidity coverage ratio
Strong, clean balance sheet
5
Source: SNL Financial and Company filings. Peers include BBT, CMA, FITB, MTB, PNC, RF, STI and USB. As a result of KEY's 3Q16 acquisition of First Niagara, KEY's results have been excluded from the peer average
1)
Net charge-off percentages are quarter-to-date on an annualized basis.
2)
Excludes term and brokered deposits.
3)
Period-end balance of as of March 31, 2017.
1Q17 total deposits/
total liabilities
(3)
1Q17 net charge-offs/
average loans and leases
(1)
CFG
Peer
Average
CFG
Peer
Average
1Q17 CET1 ratio
(Basel III transitional basis common
equity tier 1 ratio)
86%
87%
CFG
Peer
Average
11.2%
10.5%
0.33%
0.36%

Green highlighting denotes new additions since January 2015.
Average industry experience of 30 years
Leadership Team Member
Title
Bruce Van Saun
Chairman and Chief Executive
Officer
John F. Woods
Chief Financial Officer
Mary
Ellen Baker
EVP
and Head of Business Services
Brad Conner
Vice Chairman and Head of
Consumer Banking
Stephen Gannon
EVP, General Counsel and
Chief
Legal Officer
Malcolm Griggs
EVP and Chief Risk Officer
Beth Johnson
EVP,
Chief Marketing Officer and
Head of Consumer Strategy
Susan LaMonica
EVP and Chief
Human Resource
Officer
Don McCree
Vice Chairman and Head of
Commercial Banking
Brian O’Connell
EVP and Regional Director
Technology Services
Board Member
Committees
Bruce Van Saun
Chairman and Chief Executive Officer
Arthur F. Ryan
Lead Director; Chair of Compensation and
Human Resources Committee; Member of
Nominating and Corporate Governance
Committee
Mark Casady
Member of Risk Committee
Christine Cumming
Member of Risk Committee
Anthony Di Iorio
Member of Audit Committee; Nominating
and Corporate Governance Committee
William P. Hankowsky
Member of Audit Committee; Compensation
and Human Resources Committee
Howard W. Hanna III
Member of Audit Committee; Nominating
and Corporate Governance Committee
Lee Higdon
Member of Audit Committee; Compensation
and Human Resources Committee
Charles J. (“Bud”) Koch
Chair of Risk Committee; Member of Audit
Committee
Shivan S. Subramaniam
Chair of Nominating and Corporate
Governance Committee; Member of Risk
Committee
Wendy A. Watson
Chair of Audit Committee;
Member of Risk Committee; Compensation
and Human Resources Committee
Marita Zuraitis
Member of Risk Committee
We are led by a strong and experienced board & leadership team
Since January 2015, have attracted or promoted from within
~32% of our Executive Leadership Group (top 137)

Aspire to be a top-performing regional bank, delivering well for all stakeholders Colleagues Regulators Investors Communities & Society Customer-centric culture 7 Customers

Our vision and credo guide us
To help our customers, colleagues and communities reach their potential
To be a top-performing bank distinguished by its customer-centric culture, mindset of continuous improvement and excellent capabilities
We perform our best every day so we can do more for our customers, colleagues, communities and shareholders
We strive to always exceed customer expectations, do the right thing, think long-term, work together
We are citizens helping citizens reach their potential
Mission
Vision
Credo

How we will stand out from the competition
Customer-centric focus reflecting:
Expertise and deep knowledge of customers
High-quality advice
Team approach
Insights from data and analytics
Selective in how and where we play
Seeking to self-fund investments through search for efficiency;
expense discipline; mindset of continuous improvement
Utilizing new technologies to deliver more effective outcomes at lower costs
Good stewards of our capital
Consumer:
Banking products
Wealth advice
Data analytics
Personalized solutions
Business partnering
Commercial:
Quality coverage bankers
Capital and global markets
Treasury solutions
Team-based approach
Strong
Culture
Financial
Discipline
Excellence in
key areas

Making consistent progress against our financial goals

Goal is to deliver a 10%+ run-rate ROTCE in the medium term
1.0%+
Adjusted
efficiency
ratio
(1)
~60%
10%+
Medium-term
targets
Key Indicators
Adjusted
ROTCE
(1)
Adjusted return on
average total
tangible assets
(1)
Adjusted
diluted EPS
(1)
Common equity
tier 1 ratio
(2)
(3)
Underlying results
(1)
Reported results
(1)
9.68%
8.98%
0.91%
0.85%
Adjusted results
(1)
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
2)
Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3)
Commencement of separation effort from RBS.
$0.61
$0.57
$0.26
$0.30
$0.30
$0.37
$0.36
$0.39
$0.39
$0.40
$0.40
$0.42
$0.41
$0.46
$0.52
$0.55
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
13.9%
13.5%
13.4%
13.3%
12.9%
12.4%
12.2%
11.8%
11.8%
11.7%
11.6%
11.5%
11.3%
11.2%
11.2%
68%
68%
69%
70%
68%
67%
68%
67%
66%
66%
66%
65%
63%
62%
62%
0.52%
0.59%
0.57%
0.68%
0.66%
0.69%
0.69%
0.67%
0.68%
0.67%
0.68%
0.72%
0.80%
0.79%
4.34%
5.24%
5.24%
6.28%
6.22%
6.76%
6.73%
6.67%
6.60%
6.75%
6.61%
7.30%
8.02%
8.43%

11 bps improvement
10% growth
Adjusted FY2016 outlook
vs. Adjusted FY2015
(1)
FY2016 performance vs. outlook
11
Actual Adjusted FY2016
vs. FY2015
(1)
Note: Balance sheet outlook and actual results reflect average balances except spot loan-to-deposit ratio.
1)
Outlook as provided on 4Q15 January 22, 2016 earnings call. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
2)
Reflects impacts linked to higher revenues.
Balance sheet
5-6% earning asset growth
6-8% loan growth
5-7% deposit growth
6%
8%
6%
*Including the estimated effect of a prospective card reward accounting change.
Net interest margin
Net interest income
6-12 bps improvement
7-10% growth
1%
Noninterest income
2.5-4%*
1.3-2.3%* growth
1-2% target*
63-65%*
3%
4.2%
64%
(2)
Noninterest expense
Operating leverage
Efficiency ratio
$369 million
32 bps
31.7%
Provision expense
Net charge-off rate
Tax rate
$375-$425 million
normalize modestly
~33%
25-30%/CCAR stock buyback TBD
11.2-11.5%
~98%
24%/$430 million
11.2%
spot 99%; avg 98%
Dividend payout/stock buyback
YE 2016 Basel III CET1 ratio
Loan-to-deposit ratio
~85-90 bps/~2.40%-2.50%
2%-3%
4%-5%
75 bps/2.45%
1.6%
4.7%
YE 2016: fed funds/10-year rate
2016 GDP growth
YE 2016 unemployment rate

6
bps improvement
2% growth
1Q17 outlook vs. 4Q16
(1)
1Q17 performance vs. outlook
12
Actual 1Q17 vs. 4Q16
(1)
Balance sheet
~1.5% loan growth
1.5%
Net interest margin
Net interest income
2-3 bps improvement
1%
Noninterest income
seasonally lower
1-2%
positive
1%
0.7%
61.7%
Noninterest expense
Operating leverage
Efficiency ratio
$96 million
33 bps
26.4%
Provision expense
Net charge-off rate
Tax rate
stable
lower
30-31%
11.1%
~98%
23%/$130 million
11.2%
spot 97%; avg 99%
Dividend payout/stock buyback
YE 2017 Basel III CET1 ratio
Loan-to-deposit ratio
increases in Jun and Nov/Dec
Mar17 rate increase
YE 2017: fed funds/10-year rate
2017 GDP growth
YE 2017 unemployment rate
Note: Balance sheet outlook and actual results reflect average balances except spot loan-to-deposit ratio.
1)
Outlook as provided on 4Q15 January 22, 2016 earnings call. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.

Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, MTB, PNC, RF, STI and USB. As a result of KEY's 3Q16 acquisition of First Niagara, KEY's results have been excluded from the Peer average and Peer median.
1)
Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items.
2)
Reflects net interest income sensitivity to forward yield curve changes. Peer data based on public disclosures as of 1Q17 10-Q filing. Peer data utilizes a +200 basis point gradual increase above the 12-month forward curve except PNC and STI, which disclose +100 basis point gradual increase and +200 basis point shock. PNC and STI estimated based on the disclosed data.
Strong loan growth
(Average total loan growth)
A strong platform well-positioned to drive value
Growing revenues faster
(Total revenue growth)
Higher NIM expansion
(Net interest margin change)
`
Asset-sensitive balance sheet
(+200
bps
gradual
increase
over
forward
curve
(2)
)
Peer data as of most recent 10-Q filing
10 bps
Robust NII growth
(Net interest income growth)
Fee income growth
(Noninterest income growth)
13
335 bps
vs
Peers
5 bps
vs
Peers
215 bps
vs Peers
Delivered attractive balance sheet and revenue growth in 1Q17
1Q17 vs. 1Q16
772 bps
vs
Peers
702 bps
CFG GAAP
Peer average GAAP
Peer average Adjusted
(1)
723 bps
vs Peers
739 bps
957 bps
vs Peers
762 bps
7.8%
4.4%
CFG
Peer Average
5.1%
12.2%
4.4%
CFG
Peer Average
5 bps
CFG
Peer Average
11.2%
3.9%
3.8%
CFG
Peer Average
14.8%
7.2%
5.3%
CFG
Peer Average
6.0%
3.9%
CFG
Peer Median

Well-controlled expenses;
investing for growth
(Noninterest expense change)
Efficiency improvement
(Efficiency
ratio
(1)
change)
Accelerating profitability
(Net income available to
common stockholders change)
`
Return on equity
(Return
on
average
tangible
common
equity
(1)
change)
Improving ROA as assets grow
(Return on average total assets change)
Strong operating leverage
(YoY
Positive
operating
leverage
(1)
)
14
(398) bps
237 bps
Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, MTB, PNC, RF, STI and USB. As a result of KEY's 3Q16 acquisition of First Niagara, KEY's results have been excluded from the peer average and peer median.
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
2)
Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items.
With continued focus on expense control and improving returns
1Q17 vs. 1Q16
CFG GAAP
CFG Underlying
(1)
Peer average GAAP
Peer average Adjusted
(2)
1314 bps
vs Peers
279 bps
16 bps
11 bps
vs Peers
3 bps
194 bps
vs Peers
86 bps
307 bps
(3.3)%
187 bps
22 bps
13 bps
11 bps
151 bps
113 bps
243 bps
vs Peers
24 bps
1016 bps
vs Peers
678 bps
585 bps
vs Peers
394 bps
(4) bps
CFG
Peer Average
6.9%
0.1%
CFG
Peer Average
5.3%
7.7%
5.1%
CFG
Peer Average
44.9%
31.8%
34.3%
31.5%
CFG
Peer Average
CFG
Peer Average
CFG
Peer Average

Initiative
1Q17
Status
Commentary
Grow and deepen relationships
with primary households
Primary households up ~23,000 YoY
and added ~15,000 primary HHs with a loan or investment. Continue to build out Mass Affluent and Affluent value propositions. Citizens Checkup continues to help build stronger relationships with customers and maintains high levels of customer satisfaction.
Expand mortgage sales force
Expanding platform with LOs up 124 YoY and 22 from 4Q16 to 560. Originations up 20% YoY though down 25%
from 4Q16 due to re-finance headwinds. Fulfillment efficiency and Top-box satisfaction showing improvement. Strengthening linkages with wealth business.
Optimize Auto
Continue to optimize returns in business through focus on most profitable dealers and increased pricing.
Reducing portfolio in favor of more attractive education and unsecured assets. SCUSA deal ends April 30.
Grow Education/Unsecured
Credit
Continued strong momentum in education with total loan balances up 45% YoY driven by steady growth in
Ed Refi. Apple iUp
balances up nicely YoY, adding new partners; expanding unsecured through targeted marketing.
Expand Business Banking
Loan originations up YoY
reflecting increased demand for credit and new sales alignment implemented in
2016. Deposit balances up 6% YoY.
Expand Wealth
Expand Wealth FCs up 31 YoY
to 360. YoY
managed money sales up 300% with Investment sales up 25%.
Fee-based business mix improved to 36% from 14% in 1Q16.
Continue development of Capital
and Global Markets activities
Fee income up 89% YoY, reflecting strong capital markets activity in loan and bond markets and modest growth in derivatives and FX activity; benefitting from expanded capabilities.
Build out Treasury Solutions
Fees up
8% compared to prior-year quarter, reflecting pricing increase, improving sales activity and a 15%
increase in commercial card fees. Maintaining focus on growing deposits. Continuing to build out product-
and
industry-specialist teams.
Grow Franchise Finance
Strong growth with balances up 27% YoY. Continue expansion in well-established brands of quick-service and fast-casual franchises.
Expand Middle Market
Loan
balances up 5% and
origination
volumes
up 51% YoY.
Deposits up $590 million, or 8%, and fee income up
16% YoY, driven by
initiatives to deepen relationships with customers.
Build out Mid-corp
& Verticals
Overall loan
growth of 18%
YoY,
driven by Healthcare and Technology Industry Verticals, which had loan growth of 28% YoY. Fee income up $26 million, or 80%
YoY.
Prudently grow CRE
Continue to deepen client penetration with top developers in core geographies, while moderating growth in
multi-family and retail sectors. CRE loans grew 16% YoY
to $10.1
billion.
Reposition Asset Finance
Continue to realign product offering and strategy towards core Middle Market and Mid-corp customers to drive
improved spread and fees.
Balance Sheet Optimization
NIM increased 10 bps YoY
with approximately one-half of the increase due to continued execution of balance sheet strategies targeting
improved mix and pricing. Continue to optimize auto and asset finance portfolios for higher returns.
TOP III
TOP III program on track to meet targeted run-rate pre-tax benefit of
$100-$115 million
by
end of 2017.
Summary of progress on strategic initiatives

Note: Slide information as of 4/20/2017.

~6% growth

~9% growth

2016
JAVELIN
Mobile Banking Leader

Top 5
JD Power recognition
Mortgage
servicing
and
originations
(2)
Top 5
Business Banking
(3)
10% better than peers
Customer branch experience
(4)
2016 Javelin Mobile Banking Leader
in App Rating category
(5)
Noninterest income
Consumer Banking
16
$s in billions
Driving revenue improvement
Robust loan growth
Results reflect strong loan growth, improving yields, and investment in talent, infrastructure, product and advisory capabilities
$s in millions
Note: Loan and deposit balances represent average balances.
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
2)
JD Power survey results reflect 2015-2016 assessment period.
3)
Greenwich survey period from October 1, 2015 to September 30, 2016.
4)
JD
Power
survey
results
reflect
2015
–
2016
assessment
period
and
derive
from
JD
Power
branch
servicing
assessment
score.
5)
Javelin Strategy & Research.
(1)
~5%
Recognition
$53.5
$54.0
$55.0
$56.2
$56.9
1Q16
2Q16
3Q16
4Q16
1Q17
Home equity
Auto
Mortgage
Education
Business banking
Other
Deposits
$70.9
$71.9
$72.1
$73.1
$74.1
78.1%
77.0%
76.5%
74.9%
75.4%
Efficiency ratio
$789
$821
$850
$866
$858
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income

Consumer Banking —
Delivering on a multi-year growth strategy
Utilizing segmentation strategies to drive primary household growth and attract, retain and deepen customer relationships
Enhancing Mass Affluent and Affluent offerings, expanding merchant partnership financing, growing education refinance and personal unsecured
Further enhancing branch network efficiency and effectiveness
Evolving distribution to better meet changing consumer preferences and create integrated multi-channel experience
Leveraging analytics, targeting and fulfillment capabilities
Improving customer acquisition and experience
Focus on becoming trusted advisor and developing deeper customer relationships
Driving continued improvement in fee income
Significant investments in Wealth and Mortgage capabilities showing results

~10% growth

BARLOW RESEARCH ASSOCIATES, INC.
VOICE OF THE BUSINESS CUSTOMER

~20% growth
~35% noninterest income growth

94%
Barlow Overall Customer Satisfaction
(3)
96%
Relationship manager Satisfaction
(3)
Top 10
Middle Market Syndications
(4)
22% annual growth
Lead-left or joint-lead relationships
(4)
Commercial Banking –
Solid track record of delivering organic growth
18
Note: Loan and deposit balances represent average balances.
1)
Includes
Business
Capital,
Govt
&
Professional
Banking,
Corporate
Finance
&
Global
Markets,
Treasury
Solutions,
Corporate
and
Commercial
Banking
Admin.
2)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
3)
Source: Barlow Research 2016 Voice of the Customer Survey, Top-2 box score, all Citizens Commercial Banking respondents (n=606)
4)
Thomson Reuters LPC, Loan syndications 4Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM) as of 12/31/2016.
$s in billions
Driving revenue improvement
Strong loan growth
Results reflect continued investment in talent, and enhanced product and advisory capabilities
(2)
$s in millions
~17%
Recognition
(1)
Deposits
$24.8
$25.1
$27.8
$29.4
$29.0
$399
$436
$450
$469
$480
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income
Noninterest income
46.7%
42.9%
40.2%
39.8%
39.8%
$43.8
$45.9
$46.5
$46.9
$48.0
1Q16
2Q16
3Q16
4Q16
1Q17
Middle Market
CRE
Asset Finance & Other
Mid-corporate
Franchise Finance
Industry Verticals
Efficiency ratio

Commercial Banking -
Consistently enhancing our capabilities and gaining market share
1)
Thomson Reuters LPC, Loan syndications 4Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM) as of 12/31/2016.
Drive deeper share of wallet with existing credit relationships and attract new relationships
Focus on enhancing product and service capabilities with selective extension into attractive growth areas
Prudently expand geographic reach in Southeast
Continue investment in key infrastructure and technology platforms (FX, IRP, Cash Mgmt.)
Continue momentum in Capital Markets
Continue to bolster strategic advice model for M&A, capital structure, valuation and capital raises
Maintain top ten or better syndications league table status
(1)
Commitment to uptiering
leadership and talent
Adding Market Leaders in Southeast, Midwest and New York metro to optimize client coverage model
Created a National Sales Manager role to drive consistent account prioritization and coverage routines
Continue to drive growth in lead-client relationships

Key messages

Citizens 1Q17 results highlight continued momentum
Strong revenue, net income and EPS growth
Robust operating leverage, expanding net interest margin, improving efficiency ratio and active capital management
ROTCE of 9.7%; 9.0% excluding the impact of certain state tax matters
(1)
Strong balance sheet position
Above peer-average CET1 ratio permits strong loan growth and attractive returns to shareholders
Attractive loan growth with continued improvement in credit quality
Disciplined execution on growing more attractive risk-adjusted return portfolios
Keen focus on continuous improvement and delivering benefits from TOP efficiency programs
Continue to self-fund significant investments in technology, talent and growth initiatives
Strong execution against initiatives
In particular, Capital Markets, Global Markets and Wealth Management showed strong momentum in 1Q17
On track to deliver well for all stakeholders in 2017
Progressing well on objectives for customers, colleagues, communities, shareholders and regulators
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
We are making strong, consistent progress and will continue to focus on disciplined execution

Appendix / Key performance metrics, Non-GAAP financial measures and reconciliations 21

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$379
$377
$435
$355
$330
$2
1
%
$49
15
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Noninterest income, adjusted (non-GAAP)
$379
$377
$368
$355
$330
$2
1
%
$49
15
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$7
1
%
$43
5
%
Less: Notable items
—
—
36
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$7
1
%
$43
5
%
Pre-provision profit:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense (GAAP)
C
854
847
867
827
811
7
1
43
5
Pre-provision profit (GAAP)
$530
$516
$513
$451
$423
$14
3
%
$107
25
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
1
43
5
Pre-provision profit, adjusted (non-GAAP)
$530
$516
$482
$451
$423
$14
3
%
$107
25
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
$434
$414
$427
$361
$332
$20
5
%
$102
31
%
Less: Income before income tax expense (benefit) related to notable items
—
—
31
—
—
—
—
—
—
Income before income tax expense, adjusted (non-GAAP)
$434
$414
$396
$361
$332
$20
5
%
$102
31
%
Income tax expense and effective income tax rate, adjusted:
Income tax expense (GAAP)
$114
$132
$130
$118
$109
($18)
(14%)
$5
5
%
Less: Income tax expense (benefit) related to notable items
—
—
12
—
—
—
—
—
—
Income tax expense, adjusted (non-GAAP)
$114
$132
$118
$118
$109
($18)
(14%)
$5
5
%
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$38
13
%
$97
43
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$38
13
%
$97
43
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11%
$97
45
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$31
11
%
$97
45
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense (GAAP)
C
854
847
867
827
811
7
0.83
43
5.30
Operating leverage
0.71
%
6.86
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
0.83
43
5.30
Operating leverage, adjusted (non-GAAP)
0.71
%
6.86
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
61.68
%
62.18
%
62.88
%
64.71
%
65.66
%
(50)
bps
(398)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
61.68
62.18
63.31
64.71
65.66
(50)
bps
(398)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Return on average common equity
G/I
6.52
%
5.70
%
5.82
%
4.94
%
4.45
%
82
bps
207
bps
Return on average common equity, adjusted (non-GAAP)
H/I
6.52
5.70
5.44
4.94
4.45
82
bps
207
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
($176)
(1%)
($54)
—%
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
125
bps
307
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Return on average total assets
E/K
0.87
%
0.76
%
0.82
%
0.69
%
0.65
%
11
bps
22
bps
Return on average total assets, adjusted (non-GAAP)
F/K
0.87
0.76
0.77
0.69
0.65
11
bps
22
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$1,480
1
%
$10,059
8
%
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
12
bps
23
bps
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
509,515,646
511,954,871
518,148,345
529,094,976
528,933,727
(2,439,225)
—%
(19,418,081)
(4%)
Common stockholders' equity (GAAP)
$19,600
$19,499
$19,934
$19,979
$19,718
$101
1
($118)
(1)
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Other intangible assets (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Deferred tax liabilities related to goodwill (GAAP)
534
532
519
507
494
2
—
40
8
Tangible common equity
N
$13,258
$13,154
$13,576
$13,608
$13,333
$104
1
%
($75)
(1%)
Tangible book value per common share
N/M
$26.02
$25.69
$26.20
$25.72
$25.21
$0.33
1
%
$0.81
3
%
Net income per average common share -
basic and diluted, adjusted:
Average common shares outstanding -
basic (GAAP)
O
509,451,450
512,015,920
519,458,976
528,968,330
528,070,648
(2,564,470)
(1%)
(18,619,198)
(4%)
Average common shares outstanding -
diluted (GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
(2,548,885)
—
(19,097,988)
(4)
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11
$97
45
Net income per average common share -
basic (GAAP)
G/O
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted (GAAP)
G/P
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income available to common stockholders, adjusted (non-GAAP)
H
313
282
271
243
216
31
11
97
45
Net income per average common share -
basic, adjusted (non-GAAP)
H/O
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted, adjusted (non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
:
Common equity tier 1 capital (regulatory)
$13,941
$13,822
$13,763
$13,768
$13,570
Less: Change in DTA and other threshold deductions (GAAP)
—
—
—
1
1
Pro forma Basel III fully phased-in common equity tier 1 capital
Q
$13,941
$13,822
$13,763
$13,767
$13,569
Risk-weighted assets (regulatory general risk weight approach)
$124,881
$123,857
$121,612
$119,492
$116,591
Add: Net change in credit and other risk-weighted assets (regulatory)
247
244
228
228
232
Pro forma Basel III standardized approach risk-weighted assets
R
$125,128
$124,101
$121,840
$119,720
$116,823
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
Q/R
11.1
%
11.1
%
11.3
%
11.5
%
11.6
%
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16
1
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Other income, adjusted
Other income (GAAP)
$24
$25
$87
$15
$20
($1)
(4%)
$4
20
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Other income, adjusted (non-GAAP)
$24
$25
$20
$15
$20
($1)
(4%)
$4
20
%
Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)
$444
$420
$432
$432
$425
$24
6
%
$19
4
%
Less: Notable items
—
—
11
—
—
—
—
—
—
Salaries and employee benefits, adjusted (non-GAAP)
$444
$420
$421
$432
$425
$24
6
%
$19
4
%
Outside services, adjusted:
Outside services (GAAP)
$91
$98
$102
$86
$91
($7)
(7%)
$—
—%
Less: Notable items
—
—
8
—
—
—
—
—
—
Outside services, adjusted (non-GAAP)
$91
$98
$94
$86
$91
($7)
(7%)
$—
—%
Occupancy, adjusted:
Occupancy (GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Occupancy, adjusted (non-GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Equipment expense, adjusted:
Equipment expense (GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Equipment expense, adjusted (non-GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Amortization of software, adjusted:
Amortization of software (GAAP)
$44
$44
$46
$41
$39
$—
—%
$5
13
%
Less: Notable items
—
—
3
—
—
—
—
—
—
Amortization of software, adjusted (non-GAAP)
$44
$44
$43
$41
$39
$—
—%
$5
13
%
Other operating expense, adjusted:
Other operating expense (GAAP)
$126
$139
$144
$128
$115
($13)
(9%)
$11
10
%
Less: Notable items
—
—
14
—
—
—
—
—
—
Other operating expense, adjusted (non-GAAP)
$126
$139
$130
$128
$115
($13)
(9%)
$11
10
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$1,497
$1,422
$75
5
%
Less: Special items
—
—
—
—
Less: Notable items
67
—
67
100
Noninterest income, adjusted (non-GAAP)
$1,430
$1,422
$8
1
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$5,255
$4,824
$431
9
%
Less: Special items
—
—
—
—
Less: Notable items
67
—
67
100
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$364
8
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$3,352
$3,259
$93
3
%
Less: Restructuring charges and special items
—
50
(50)
(100)
Less: Notable items
36
—
36
100
Noninterest expense, adjusted (non-GAAP)
D
$3,316
$3,209
$107
3
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
$5,188
$4,824
$364
8
%
Less: Noninterest expense, adjusted (non-GAAP)
3,316
3,209
107
3
Pre-provision profit, adjusted (non-GAAP)
$1,872
$1,615
$257
16
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
E
$1,534
$1,263
$271
21
%
Less: Income before income tax expense (benefit) related to restructuring charges and special items
—
(50)
50
100
Less: Income before income tax expense (benefit) related to notable items
31
—
31
100
Income before income tax expense, adjusted (non-GAAP)
F
$1,503
$1,313
$190
14
%
Income tax expense, adjusted:
Income tax expense (GAAP)
G
$489
$423
$66
16
%
Less: Income tax expense (benefit) related to restructuring charges and special items
—
(19)
19
100
Less: Income tax expense (benefit) related to notable items
12
—
12
100
Income tax expense, adjusted (non-GAAP)
H
$477
$442
$35
8
%
Net income, adjusted:
Net income (GAAP)
I
$1,045
$840
$205
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
(19)
(100)
Net income, adjusted (non-GAAP)
J
$1,026
$871
$155
18
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
K
$1,031
$833
$198
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
(19)
(100)
Net income available to common stockholders, adjusted (non-GAAP)
L
$1,012
$864
$148
17
%
Effective income tax rate, adjusted:
Effective income tax rate
G/E
31.88%
33.52%
(164)
bps
Effective income tax rate, adjusted:
H/F
31.74

33.67

(193)
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$5,255
$4,824
$431
8.93
%
Less: Noninterest expense (GAAP)
C
3,352
3,259
93
2.85
Operating leverage
6.08
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$364
7.55
%
Less: Noninterest expense, adjusted (non-GAAP)
D
3,316
3,209
107
3.33
Operating leverage, adjusted (non-GAAP)
4.22
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
63.80
%
67.56
%
(376)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
63.92
66.52
(260)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$344
2
%
Return on average common equity
K/M
5.23
%
4.30
%
93
bps
Return on average common equity, adjusted (non-GAAP)
L/M
5.14
4.46
68
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$344
2
%
Less: Average goodwill (GAAP)
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
57
13
Average tangible common equity
N
$13,322
$12,919
$403
3
%
Return on average tangible common equity
K/N
7.74
%
6.45
%
129
bps
Return on average tangible common equity, adjusted (non-GAAP)
L/N
7.60
6.69
91
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$8,113
6
%
Return on average total assets
I/O
0.73
%
0.62
%
11
bps
Return on average total assets, adjusted (non-GAAP)
J/O
0.72
0.64
8
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$8,113
6
%
Less: Average goodwill (GAAP)
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
57
13
Average tangible assets
P
$136,807
$128,635
$8,172
6
%
Return on average total tangible assets
I/P
0.76
%
0.65
%
11
bps
Return on average total tangible assets, adjusted (non-GAAP)
J/P
0.75
0.68
7
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
$/bps
%
Tangible book value per common share:
Common shares - at end of period (GAAP)
Q
511,954,871
527,774,428
(15,819,557)
(3%)
Common stockholders' equity (GAAP)
$19,499
$19,399
$100
1
Less: Goodwill (GAAP)
6,876
6,876
—
—
Less: Other intangible assets (GAAP)
1
3
(2)
(67)
Add: Deferred tax liabilities related to goodwill (GAAP)
532
480
52
11
Tangible common equity
R
$13,154
$13,000
$154
1
%
Tangible book value per common share
R/Q
$25.69
$24.63
$1.06
4
%
Net income per average common share -  basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)
S
522,093,545
535,599,731
(13,506,186)
(3%)
Average common shares outstanding - diluted (GAAP)
T
523,930,718
538,220,898
(14,290,180)
(3)
Net income available to common stockholders (GAAP)
K
$1,031
$833
$198
24
Net income per average common share -  basic (GAAP)
K/S
1.97
1.55
0.42
27
Net income per average common share -  diluted (GAAP)
K/T
1.97
1.55
0.42
27
Net income available to common stockholders, adjusted (non-GAAP)
L
1,012
864
148
17
Net income per average common share -  basic, adjusted (non-GAAP)
L/S
1.94
1.61
0.33
20
Net income per average common share -  diluted, adjusted (non-GAAP)
L/T
1.93
1.61
0.32
20
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$95
$180
$45
$320
$92
$172
$18
$282
$92
$162
$43
$297
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$95
$180
$38
$313
$92
$172
$18
$282
$92
$162
$36
$290
Return on average tangible common equity:
Average common equity (GAAP)
$5,460
$5,528
$8,472
$19,460
$5,275
$5,278
$9,092
$19,645
$5,190
$5,172
$9,448
$19,810
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
   Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible common equity
C
$5,460
$5,528
$2,127
$13,115
$5,275
$5,278
$2,738
$13,291
$5,190
$5,172
$3,080
$13,442
Return on average tangible common equity
B/C
7.06
%
13.18
%
NM
9.68
%
6.97
%
12.94
%
NM
8.43
%
7.04
%
12.50
%
NM
8.58
%
Return on average total tangible assets:
Average total assets (GAAP)
$58,660
$49,243
$40,883
$148,786
$58,066
$48,024
$41,225
$147,315
$56,689
$47,902
$39,808
$144,399
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible assets
D
$58,660
$49,243
$34,538
$142,441
$58,066
$48,024
$34,871
$140,961
$56,689
$47,902
$33,440
$138,031
Return on average total tangible assets
A/D
0.66
%
1.48
%
NM
0.91
%
0.63
%
1.42
%
NM
0.79
%
0.64
%
1.35
%
NM
0.86
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$647
$190
$17
$854
$649
$187
$11
$847
$650
$181
$36
$867
Net interest income (GAAP)
638
346
21
1,005
639
347
—
986
621
327
(3)
945
Noninterest income (GAAP)
220
134
25
379
227
122
28
377
229
123
83
435
Total revenue (GAAP)
F
$858
$480
$46
$1,384
$866
$469
$28
$1,363
$850
$450
$80
$1,380
Efficiency ratio
E/F
75.41
%
39.80
%
NM
61.68
%
74.90
%
39.83
%
NM
62.18
%
76.46
%
40.21
%
NM
62.88
%
2017
2016
2016
THREE MONTHS ENDED MAR 31,
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$90
$164
($11)
$243
$71
$133
$19
$223
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$90
$164
($11)
$243
$71
$133
$12
$216
Return on average tangible common equity:
Average common equity (GAAP)
$5,110
$5,040
$9,618
$19,768
$5,089
$4,790
$9,688
$19,567
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible common equity
C
$5,110
$5,040
$3,236
$13,386
$5,089
$4,790
$3,290
$13,169
Return on average tangible common equity
B/C
7.09
%
13.04
%
NM
7.30
%
5.59
%
11.19
%
NM
6.61
%
Return on average total tangible assets:
Average total assets (GAAP)
$55,660
$47,388
$39,131
$142,179
$55,116
$45,304
$38,360
$138,780
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible assets
D
$55,660
$47,388
$32,749
$135,797
$55,116
$45,304
$31,962
$132,382
Return on average total tangible assets
A/D
0.65
%
1.39
%
NM
0.72
%
0.52
%
1.18
%
NM
0.68
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$632
$186
$9
$827
$616
$187
$8
$811
Net interest income (GAAP)
602
314
7
923
581
300
23
904
Noninterest income (GAAP)
219
122
14
355
208
99
23
330
Total revenue (GAAP)
F
$821
$436
$21
$1,278
$789
$399
$46
$1,234
Efficiency ratio
E/F
76.98
%
42.88
%
NM
64.71
%
78.08
%
46.74
%
NM
65.66
%
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MAR 31,
2016
2016

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
1Q16
$/bps
%
$/bps
%
Income before income tax expense (GAAP)
A
$434
$414
$332
$20
4.8
%
$102
30.7
%
Income tax expense and effective income tax rate, underlying:
Income tax expense (GAAP)
B
$114
$132
$109
($18)
(13.6)%
$5
4.6
%
Less: Settlement of certain state tax matters
(23)
—
—
(23)
(100.0)
(23)
(100.0)
Income tax expense, underlying
C
$137
$132
$109
$5
3.8
%
$28
25.7
%
Effective income tax rate (GAAP)
B/A
26.36
%
31.90
%
32.87
%
(554)
bps
(651)
bps
Effective income tax rate, underlying
C/A
31.56
31.90
32.87
(34)
bps
(131)
bps
Net income, underlying:
Net income (GAAP)
D
$320
$282
$223
$38
13.5
%
$97
43.5
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income, underlying
E
$297
$282
$223
$15
5.3
%
$74
33.2
%
Net income available to common stockholders, underlying:
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
%
$97
44.9
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income available to common stockholders, underlying
G
$290
$282
$216
$8
2.8
%
$74
34.3
%
Return on average common equity and return on average common equity, underlying:
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Return on average common equity
F/H
6.52
%
5.70
%
4.45
%
82
bps
207
bps
Return on average common equity, underlying
G/H
6.05
5.70
4.45
35
bps
160
bps
Return on average tangible common equity and return on average tangible common equity, underlying:
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible common equity
I
$13,115
$13,291
$13,169
($176)
(1.3)%
($54)
(0.4)%
Return on average tangible common equity
F/I
9.68
%
8.43
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, underlying
G/I
8.98
8.43
6.61
55
bps
237
bps
Return on average total assets and return on average total assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Return on average total assets
D/J
0.87
%
0.76
%
0.65
%
11
bps
22
bps
Return on average total assets, underlying
E/J
0.81
0.76
0.65
5
bps
16
bps
Return on average total tangible assets and return on average total tangible assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible assets
K
$142,441
$140,961
$132,382
$1,480
1.0
%
$10,059
7.6
%
Return on average total tangible assets
D/K
0.91
%
0.79
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, underlying
E/K
0.85
0.79
0.68
6
bps
17
bps
Net income per average common share -  basic and diluted, underlying:
Average common shares outstanding - basic (GAAP)
L
509,451,450
512,015,920
528,070,648
(2,564,470)
(0.5)%
(18,619,198)
(3.5)%
Average common shares outstanding - diluted (GAAP)
M
511,348,200
513,897,085
530,446,188
(2,548,885)
(0.5)
(19,097,988)
(3.6)
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
$97
44.9
Net income per average common share -  basic (GAAP)
F/L
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income per average common share -  diluted (GAAP)
F/M
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income available to common stockholders, underlying
G
290
282
216
8
2.8
74
34.3
Net income per average common share -  basic, underlying
G/L
0.57
0.55
0.41
0.02
3.6
0.16
39.0
Net income per average common share -  diluted, underlying
G/M
0.57
0.55
0.41
0.02
3.6
0.16
39.0
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2017
2016
2016
2016
2016
2015
2015
2015
2015
2014
2014
2014
2014
2013
2013
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
288
—
—
—
Less: Notable items
—
—
67
—
—
—
—
—
—
—
—
—
—
—
—
Total revenues, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,185
$1,166
$1,158
$1,153
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$810
$798
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
—
—
—
—
—
—
—
40
10
33
21
115
—
26
—
Less: Notable items
—
—
36
—
—
—
—
—
—
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$810
$798
$801
$800
$791
$789
$833
$810
$792
$788
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62%
62%
63%
65%
66%
66%
66
%
70
%
68
%
70
%
70
%
64
%
69%
71%
68%
Efficiency ratio, adjusted (non-GAAP)
D/B
62
62
63
65
66
66
66
67
68
67
68
70
69
68
68
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$221
$220
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$221
$220
$215
$215
$217
$202
$205
$166
$169
$144
Net income per average common share -  diluted, and net income per average common share -  diluted, adjusted
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$221
$213
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$221
$213
$215
$215
$217
$202
$205
$166
$169
$144
Average common shares outstanding - diluted (GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
559,998,324
559,998,324
559,998,324
559,998,324
Net income per average common share -  diluted
G/P
$0.61
$0.55
$0.56
$0.46
$0.41
$0.42
$0.40
$0.35
$0.38
$0.36
$0.34
$0.56
$0.30
$0.27
$0.26
Net income per average common share -  diluted, adjusted (non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.42
0.40
0.40
0.39
0.39
0.36
0.37
0.30
0.30
0.26
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
$19,460
$19,645
$19,810
$19,768
$19,567
$19,359
$19,261
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
$12,948
$12,834
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
6.75
%
6.60
%
5.90
%
6.53
%
6.12
%
5.81
%
9.59
%
5.24%
4.71
%
4.34
%
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
6.75
6.60
6.67
6.73
6.76
6.22
6.28
5.24
5.24
4.34
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$136,298
$135,103
$135,521
$133,325
$130,671
$128,691
$127,148
$123,904
$120,393
$117,386
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$129,887
$128,676
$129,077
$126,866
$124,192
$122,193
$120,634
$117,372
$113,851
$110,826
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
0.67
%
0.68
%
0.59
%
0.67
%
0.63
%
0.61
%
1.04
%
0.57%
0.53
%
0.52
%
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
0.67
0.68
0.67
0.69
0.69
0.66
0.68
0.57
0.59
0.52
FOR THE THREE MONTHS ENDED